                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

        on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

        By:        /s/ John M. Zerr
                -------------------------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:        /s/ John M. Zerr
                -------------------------------------------
        Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

        AIM COUNSELOR
        SERIES TRUST
     (INVESCO COUNSELOR                                                                                               EXPIRATION
        SERIES TRUST)                                   WAIVER DESCRIPTION                            EFFECTIVE DATE    DATE
      ------------------                                 ------------------                           --------------  -----------
Invesco Strategic Real Return   Invesco will waive advisory fees in an amount equal to the advisory    4/30/2014      06/30/2017
Fund                                     fees earned on underlying affiliated investments

       AIM INVESTMENT
       FUNDS (INVESCO                                                                                                 EXPIRATION
      INVESTMENT FUNDS                                  WAIVER DESCRIPTION                            EFFECTIVE DATE    DATE
       ----------------                                  ------------------                           --------------  -----------
Invesco Balanced-Risk           Invesco will waive advisory fees in an amount equal to the advisory     02/24/15      06/30/2017
Commodity Strategy Fund                  fees earned on underlying affiliated investments
Invesco Global Targeted         Invesco will waive advisory fees in an amount equal to the advisory    12/17/2013     06/30/2017
Returns Fund                             fees earned on underlying affiliated investments
Invesco Strategic Income        Invesco will waive advisory fees in an amount equal to the advisory     5/2/2014      06/30/2017
Fund                                     fees earned on underlying affiliated investments
Invesco Unconstrained Bond      Invesco will waive advisory fees in an amount equal to the advisory    10/14/2014     06/30/2017
Fund                                     fees earned on underlying affiliated investments

       AIM TREASURER'S
        SERIES TRUST
    (INVESCO TREASURER'S                                                                                              EXPIRATION
        SERIES TRUST)                                   WAIVER DESCRIPTION                            EFFECTIVE DATE    DATE
     --------------------                                ------------------                           --------------  -----------
Premier Portfolio              Invesco will waive advisory fees in the amount of 0.07% of the Fund's    2/1/2011      12/31/2016
                               average daily net assets
Premier U.S. Government        Invesco will waive advisory fees in the amount of 0.07% of the Fund's    2/1/2011      12/31/2016
Money Portfolio                average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2017

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco Charter Fund                                 July 1, 2007     June 30, 2017
Invesco Diversified Dividend Fund                    July 1, 2007     June 30, 2017
Invesco Summit Fund                                  July 1, 2007     June 30, 2017

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco European Small Company Fund                  July 1, 2007     June 30, 2017
Invesco Global Core Equity Fund                      July 1, 2007     June 30, 2017
Invesco International Small Company Fund             July 1, 2007     June 30, 2017
Invesco Small Cap Equity Fund                        July 1, 2007     June 30, 2017

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2017
Invesco Convertible Securities Fund               February 12, 2010   June 30, 2017
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco Multi-Asset Inflation Fund                 October 14, 2014   June 30, 2017
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                        February 12, 2010   June 30, 2017


        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007     June 30, 2017
Invesco European Growth Fund                         July 1, 2007     June 30, 2017
Invesco Global Growth Fund                           July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund                   August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007     June 30, 2017
Invesco International Companies Fund              December 21, 2015   June 30, 2017
Invesco International Core Equity Fund               July 1, 2007     June 30, 2017
Invesco International Growth Fund                    July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund                   August 3, 2012    June 30, 2017

                  AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2017
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/4/           September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2017
Invesco Greater China Fund                           July 1, 2007     June 30, 2017
Invesco International Total Return Fund              July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2017
Invesco MLP Fund                                   August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2017
Invesco Premium Income Fund/6/                    December 13, 2011   June 30, 2017
Invesco Select Companies Fund                        July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2017

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Corporate Bond Fund...................... February 12, 2010   June 30, 2017
Invesco Global Real Estate Fund..................    July 1, 2007     June 30, 2017
Invesco High Yield Fund..........................    July 1, 2007     June 30, 2017
Invesco Money Market Fund........................    July 1, 2007     June 30, 2017
Invesco Real Estate Fund.........................    July 1, 2007     June 30, 2017
Invesco Short Duration Inflation Protected Fund..    July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund.....................    July 1, 2007     June 30, 2017
Invesco U.S. Government Fund.....................    July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.


                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco American Value Fund                      February 12, 2010  June 30, 2017
Invesco Comstock Fund                            February 12, 2010  June 30, 2017
Invesco Energy Fund                                July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                       July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund                July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                      February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                     February 12, 2010  June 30, 2017
Invesco Technology Fund                            July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                   February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund                 February 12, 2010  June 30, 2017

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2017

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco V.I. American Franchise Fund             February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund                 February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/7/    December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                       February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                  April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund              February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2017
Invesco V.I. Government Money Market Fund          July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund              February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund               July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010  June 30, 2017
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund              July 1, 2007     June 30, 2017

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.


                                  INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2017

                                 INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/      January 16, 2013   June 30, 2017

                                 INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Conservative Income Fund                           July 1, 2014     June 30, 2017

                                     CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2017
Invesco Bond Fund                                        August 26, 2015    June 30, 2017
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2017
Invesco High Income Trust II                               May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2017
Invesco Municipal Trust                                    May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2017
Invesco Senior Income Trust                                May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2017

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.